Exhibit 99.1

American Equity Investment Life Holding Company
Financial Supplement

September 30, 2008

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	September 30, 2008	December 31, 2007
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$6,074,420	$5,008,772
Held for investment, at amortized cost	4,578,368	5,355,733
Equity securities, available for sale, at fair value	111,983	87,412
Mortgage loans on real estate	2,280,741	1,953,894
Derivative instruments	50,161	204,657
Policy loans	437	427
Total investments	13,096,110	12,610,895

Cash and cash equivalents	17,392	18,888
Coinsurance deposits	1,571,980	1,698,153
Accrued investment income	94,072	77,348
Deferred policy acquisition costs	1,485,867	1,272,108
Deferred sales inducements	770,164	588,473
Deferred income taxes	64,152	75,806
Other assets	43,714	52,701
Total assets	$17,143,451	$16,394,372

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
 (Dollars in thousands)

	September 30, 2008	December 31, 2007
	(Unaudited)
Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$15,505,069	$14,711,780
Other policy funds and contract claims	113,890	120,186
Notes payable	272,629	268,339
Subordinated debentures	268,176	268,330
Amounts due under repurchase agreements	373,139	257,225
Other liabilities	90,010	156,877
Total liabilities	16,622,913	15,782,737

Stockholders’ equity:
Common stock	50,742	53,556
Additional paid-in capital	360,020	387,302
Unallocated common stock held by ESOP	(6,472)	(6,781)
Accumulated other comprehensive loss	(143,156)	(38,929)
Retained earnings	259,404	216,487
Total stockholders’ equity	520,538	611,635
Total liabilities and stockholders’ equity	$17,143,451	$16,394,372

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Revenues:
Traditional life and accident and health insurance premiums	$3,223	$3,344	$9,419	$9,591
Annuity product charges	13,328	12,576	37,271	33,023
Net investment income	209,978	183,732	607,546	528,809
Realized gains (losses) on investments	(58,974)	325	(91,412)	921
Change in fair value of derivatives	(83,753)	(10,709)	(314,431)	79,755
Total revenues	83,802	189,268	248,393	652,099

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,126	2,360	7,056	6,390
Interest credited to account balances	50,387	165,821	154,032	449,915
Amortization of deferred sales inducements	6,760	565	34,193	16,528
Change in fair value of embedded derivatives	(37,100)	(19,829)	(237,969)	(11,476)
Interest expense on notes payable	3,881	4,039	11,732	12,178
Interest expense on subordinated debentures	4,669	5,673	14,549	16,876
Interest expense on amounts due under repurchase agreements	2,698	4,764	7,694	11,842
Amortization of deferred policy acquisition costs	19,285	9,013	118,595	60,948
Other operating costs and expenses	13,490	11,582	38,308	37,076
Total benefits and expenses	66,196	183,988	148,190	600,277

Income before income taxes	17,606	5,280	100,203	51,822
Income tax expense	28,608	1,837	57,286	17,848
Net income (loss)	$(11,002)	$3,443	$42,917	$33,974

Earnings (loss) per common share	$(0.21)	$0.06	$0.79	$0.60
Earnings (loss) per common share - assuming dilution (a)	$(0.19)	$0.06	$0.77	$0.58
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	52,916	56,878	54,075	56,899
Earnings (loss) per common share - assuming dilution	55,835	59,774	56,953	60,081

(a)
The numerator for earnings (loss) per common share - assuming dilution is equal to net income (loss) plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $259 for the three months ended September 30, 2008, $262 for the three months ended September 30, 2007, $783 for the nine months ended September 30, 2008 and $790 for the nine months ended September 30, 2007.

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Operating Income
Nine months ended September 30, 2008 (Unaudited)
	As Reported	Realized Loss Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$9,419	$–	$–	$9,419
Annuity and single premium universal life product charges	37,271	–	–	37,271
Net investment income	607,546	–	–	607,546
Realized losses on investments	(91,412)	91,412	–	–
Change in fair value of derivatives	(314,431)	–	117,778	(196,653)
Total revenues	248,393	91,412	117,778	457,583

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	7,056	–	–	7,056
Interest credited to account balances	154,032	–	720	154,752
Amortization of deferred sales inducements	34,193	19,814	(20,125)	33,882
Change in fair value of embedded derivatives	(237,969)	–	237,969	–
Interest expense on notes payable	11,732	–	(807)	10,925
Interest expense on subordinated debentures	14,549	–	–	14,549
Interest expense on amounts due under repurchase agreements	7,694	–	–	7,694
Amortization of deferred policy acquisition costs	118,595	30,321	(49,865)	99,051
Other operating costs and expenses	38,308	–	242	38,550
Total benefits and expenses	148,190	50,135	168,134	366,459

Income before income taxes	100,203	41,277	(50,356)	91,124
Income tax expense	57,286	(7,863)	(17,825)	31,598
Net income	$42,917	$49,140	$(32,531)	$59,526

Earnings per common share	$0.79			$1.10
Earnings per common share – assuming dilution	$0.77			$1.06

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax valuation allowance and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$24,641	$–	$24,641
Cost of money for index annuities	(220,573)	–	(220,573)
Change in the difference between fair value and remaining option cost at beginning and end of period	(118,499)	117,778	(721)
	$(314,431)	$117,778	$(196,653)

Index credits included in interest credited to account balances	$29,264		$29,264

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Operating Income
Three months ended September 30, 2008 (Unaudited)
	As Reported	Realized Loss Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,223	$–	$–	$3,223
Annuity product charges	13,328	–	–	13,328
Net investment income	209,978	–	–	209,978
Realized losses on investments	(58,974)	58,974	–	–
Change in fair value of derivatives	(83,753)	–	16,813	(66,940)
Total revenues	83,802	58,974	16,813	159,589

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,126	–	–	2,126
Interest credited to account balances	50,387	–	720	51,107
Amortization of deferred sales inducements	6,760	13,496	(6,859)	13,397
Change in fair value of embedded derivatives	(37,100)	–	37,100	–
Interest expense on notes payable	3,881	–	(243)	3,638
Interest expense on subordinated debentures	4,669	–	–	4,669
Interest expense on amounts due under repurchase agreements	2,698	–	–	2,698
Amortization of deferred policy acquisition costs	19,285	19,566	(5,743)	33,108
Other operating costs and expenses	13,490	–	60	13,550
Total benefits and expenses	66,196	33,062	25,035	124,293

Income before income taxes	17,606	25,912	(8,222)	35,296
Income tax expense	28,608	(13,310)	(3,117)	12,181
Net income (loss)	$(11,002)	$39,222	$(5,105)	$23,115

Earnings (loss) per common share	$(0.21)			$0.44
Earnings (loss) per common share – assuming dilution	$(0.19)			$0.42

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax valuation allowance and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$4,611	$–	$4,611
Cost of money for index annuities	(71,253)	–	(71,253)
Change in the difference between fair value and remaining option cost at beginning and end of period	(17,111)	16,813	(298)
	$(83,753)	$16,813	$(66,940)

Index credits included in interest credited to account balances	$5,047		$5,047

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Operating Income/Net Income (Loss)
Quarterly Summary – Most Recent 5 Quarters (Unaudited)
	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,223	$2,880	$3,316	$3,032	$3,344
Annuity product charges	13,328	11,845	12,098	12,805	12,576
Net investment income	209,978	202,080	195,488	191,107	183,732
Change in fair value of derivatives	(66,940)	(67,261)	(62,452)	(7,249)	56,332
Total revenues	159,589	149,544	148,450	199,695	255,984

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,126	2,321	2,609	2,029	2,360
Interest credited to account balances	51,107	49,469	54,176	110,294	165,821
Amortization of deferred sales inducements	13,397	9,890	10,595	9,364	9,177
Interest expense on notes payable	3,638	3,649	3,638	3,772	3,770
Interest expense on subordinated debentures	4,669	4,649	5,231	5,644	5,673
Interest expense on amounts due under repurchase agreements	2,698	2,024	2,972	4,084	4,764
Amortization of deferred policy acquisition costs	33,108	36,356	29,587	27,712	27,776
Other operating costs and expenses	13,550	12,549	12,451	11,154	11,582
Total benefits and expenses	124,293	120,907	121,259	174,053	230,923

Operating income before income taxes	35,296	28,637	27,191	25,642	25,061
Income tax expense	12,181	9,960	9,457	8,622	8,639

Operating income (a)	23,115	18,677	17,734	17,020	16,422
Realized gains (losses) on investments, net of offsets	(39,222)	(8,910)	(1,008)	(2,283)	210
Net effect of SFAS 133, net of offsets	5,105	(5,000)	32,426	(19,735)	(13,189)

Net income (loss)	$(11,002)	$4,767	$49,152	$(4,998)	$3,443

Operating income per common share (a)	$0.44	$0.35	$0.32	$0.30	$0.29
Operating income per common share – assuming dilution (a)	$0.42	$0.33	$0.31	$0.29	$0.28
Earnings (loss) per common share	$(0.21)	$0.09	$0.89	$(0.09)	$0.06
Earnings (loss) per common share – assuming dilution	$(0.19)	$0.09	$0.85	$(0.08)	$0.06

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	52,916	53,934	55,431	56,348	56,878
Earnings (loss) per common share - assuming dilution	55,835	56,856	58,221	59,154	59,774

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax valuation allowance and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Capitalization/ Book Value per Share

	September 30, 2008	December 31, 2007
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$272,629	$268,339
Subordinated debentures payable to subsidiary trusts	268,176	268,330
Total debt	540,805	536,669

Total stockholders’ equity	520,538	611,635

Total capitalization	1,061,343	1,148,304
Accumulated other comprehensive loss (AOCL)	143,156	38,929
Total capitalization excluding AOCL (a)	$1,204,499	$1,187,233

Total stockholders’ equity	$520,538	$611,635
Accumulated other comprehensive loss	143,156	38,929
Total stockholders’ equity excluding AOCL (a)	$663,694	$650,564

Common shares outstanding (b)	52,494,480	55,919,585

Book Value per Share: (c)
Book value per share including AOCL	$9.92	$10.94
Book value per share excluding AOCL (a)	$12.64	$11.63
Book value per share excluding AOCL and SFAS 133 (a)	$12.65	$12.22

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	22.6%	22.6%
Adjusted debt / Total capitalization	29.9%	30.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCL.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.  Book value per share excluding AOCL and SFAS 133 is a non-GAAP financial measure based on stockholders’ equity excluding the effect of AOCL and the cumulative impact on stockholders’ equity of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because the cumulative impact of SFAS 133 fluctuates in a manner unrelated to core operations, we believe this non-GAAP financial measure provides useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2008 - 2,353,053 shares; 2007 - 2,993,148 shares and exclude unallocated shares held by ESOP: 2008 - 600,228 shares; 2007 - 629,565 shares.

(c)
Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity  excluding AOCL divided by the total number of shares of common stock outstanding.  Book value excluding AOCL and the impact of SFAS 133 is calculated as total stockholders’ equity excluding AOCL adjusted to eliminate the cumulative impact on stockholders’ equity of SFAS 133 divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCL.  Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCL.

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Annuity Deposits by Product Type
	Nine Months Ended September 30,		Year Ended December 31,
Product Type	2008	2007	2007
	(Dollars in thousands)
Index Annuities:
Index Strategies	$1,040,534	$1,176,547	$1,578,347
Fixed Strategy	669,052	392,182	515,229
	1,709,586	1,568,729	2,093,576
Fixed Rate Annuities:
Single-Year Rate Guaranteed	21,350	37,840	45,948
Multi-Year Rate Guaranteed	4,065	4,211	5,158
	25,415	42,051	51,106
Total before coinsurance ceded	1,735,001	1,610,780	2,144,682
Coinsurance ceded	1,149	1,461	1,779
Net after coinsurance ceded	$1,733,852	$1,609,319	$2,142,903

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Account Values at September 30, 2008
	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Index Annuities	14.2	11.1	15.0%	$12,065,061	86.9%
Single-Year Fixed Rate Guaranteed Annuities	10.6	4.7	7.5%	1,377,535	9.9%
Multi-Year Fixed Rate Guaranteed Annuities	7.1	2.6	5.6%	446,214	3.2%

Total	13.6	10.2	14.0%	$13,888,810	100.0%

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Annuity Liability Characteristics
	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$194,680	$107,641
0.0% < 2.0%	14,613	7,967
2.0% < 3.0%	96,522	21,396
3.0% < 4.0%	48,905	94,065
4.0% < 5.0%	112,220	162,730
5.0% < 6.0%	60,685	155,921
6.0% < 7.0%	231,607	464,202
7.0% < 8.0%	290,060	339,939
8.0% < 9.0%	231,156	381,936
9.0% < 10.0%	61,557	385,778
10.0% or greater	481,744	9,943,486
	$1,823,749	$12,065,061

	Fixed and	Weighted
	Index	Average
	Annuities	Surrender
	Account Value	Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$302,321	0.00%
2008	30,807	5.63%
2009	343,559	6.20%
2010	385,232	4.95%
2011	359,599	5.68%
2012	531,827	6.66%
2013	685,258	7.10%
2014	648,576	8.20%
2015	599,663	10.34%
2016	812,191	11.43%
2017	1,015,148	12.39%
2018	897,586	14.28%
2019	503,089	13.71%
2020	640,488	14.86%
2021	634,146	16.57%
2022	1,245,671	18.42%
2023	2,542,268	19.40%
2024	1,682,987	19.91%
2025	28,394	20.00%
	$13,888,810	13.98%

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Annuity Liability Characteristics
	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,630,210	$11,937,832
Multi-year (3 - 5 years)	193,539	127,229
	$1,823,749	$12,065,061

ULTIMATE MINIMUM GUARANTEE RATE (3):
2.00%	$–	$1,396
2.20%	4,785	88,279
2.25%	–	1,415,869
2.25% (3)	228,192	1,134,540
3.00%	1,508,544	7,910,970
3.50% (4)	–	1,514,007
4.00%	82,228	–
	$1,823,749	$12,065,061

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (5) (6):
No differential	$76,491	$–
› 0.0% - 0.5%	1,241,851	2,313,071
› 0.5% - 1.0%	318,314	886,287
› 1.0% - 1.5%	130,426	119,558
› 1.5% - 2.0%	32,271	90
› 2.0% - 2.5%	11,607	–
› 2.5% - 3.0%	11,385	–
Greater than 3.0%	1,404	–
Index strategies	–	8,746,055
	$1,823,749	$12,065,061

(1)	In addition, $1,115,189 (61%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)
The contract features for substantially all of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(5)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(6)
Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 130 basis points.

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Spread Results
	Nine Months Ended September 30,		Year Ended December 31,
	2008	2007	2007
Average yield on invested assets	6.18%	6.09%	6.11%
Cost of money:
Aggregate	3.45%	3.44%	3.50%
Cost of money for index annuities	3.46%	3.42%	3.51%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.26%	3.28%	3.28%
Multi-year rate guaranteed	3.90%	4.18%	4.14%
Investment spread:
Aggregate	2.73%	2.65%	2.61%
Index annuities	2.72%	2.67%	2.60%
Fixed rate annuities:
Annually adjustable	2.92%	2.81%	2.83%
Multi-year rate guaranteed	2.28%	1.91%	1.97%

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Summary of Invested Assets
	September 30, 2008		December 31, 2007
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

Fixed maturity securities:
United States Government full faith and credit	$20,742	0.2%	$19,882	0.2%
United States Government sponsored agencies	7,558,024	57.7%	8,208,909	65.1%
Corporate securities, including redeemable preferred stocks	1,471,718	11.2%	1,419,129	11.2%
Mortgage and asset-backed securities	1,602,304	12.2%	716,585	5.7%
Total fixed maturity securities	10,652,788	81.3%	10,364,505	82.2%
Equity securities	111,983	0.9%	87,412	0.7%
Mortgage loans on real estate	2,280,741	17.4%	1,953,894	15.5%
Derivative instruments	50,161	0.4%	204,657	1.6%
Policy loans	437	–	427	–
	$13,096,110	100.0%	$12,610,895	100.0%

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Credit Quality of Fixed Maturity Securities
		September 30, 2008		December 31, 2007
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$9,561,681	89.8%	$9,361,755	90.3%
2	Baa	942,494	8.9%	915,259	8.8%
3	Ba	95,113	0.9%	53,784	0.5%
4	B	14,523	0.1%	20,310	0.3%
5	Caa and lower	14,801	0.1%	13,397	0.1%
6	In or near default	24,176	0.2%	–	–
		$10,652,788	100.0%	$10,364,505	100.0%

Watch List Securities - September 30, 2008
General Description	Amortized Cost	Unrealized Losses	Estimated Fair Value	Months Unrealized Losses Greater Than 20%

Corporate bonds:
Finance, insurance and real estate companies	$57,140	$(21,898)	$35,242	0 - 8
U.S. retail company	10,499	(2,905)	7,594	8
Consumer staple company	9,557	(2,256)	7,301	1
Home builder	9,916	(3,002)	6,914	1
Natural resources company	4,400	(1,067)	3,333	1
Preferred stocks:
Finance, insurance and real estate companies	181,730	(71,882)	109,848	0 - 8
Telecommunication and media companies	9,433	(3,096)	6,337	4 - 5
	$282,675	$(106,106)	$176,569

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Mortgage Loans by Region and Property Type
	September 30, 2008		December 31, 2007
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$521,503	22.9%	$458,418	23.5%
Middle Atlantic	162,566	7.1%	133,662	6.8%
Mountain	373,268	16.3%	310,244	15.9%
New England	44,922	2.0%	45,618	2.3%
Pacific	188,905	8.3%	141,264	7.2%
South Atlantic	410,356	18.0%	344,800	17.7%
West North Central	396,410	17.4%	356,334	18.2%
West South Central	182,811	8.0%	163,554	8.4%
	$2,280,741	100.0%	$1,953,894	100.0%

Property type distribution
Office	$641,109	28.1%	$586,109	30.0%
Medical Office	137,947	6.0%	108,667	5.6%
Retail	532,731	23.4%	438,214	22.4%
Industrial/Warehouse	543,079	23.8%	453,654	23.2%
Hotel	154,725	6.8%	115,758	5.9%
Apartments	110,368	4.8%	105,431	5.4%
Mixed use/other	160,782	7.1%	146,061	7.5%
	$2,280,741	100.0%	$1,953,894	100.0%

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company
5000 Westown Parkway Suite 440
West Des Moines, IA 50266

Inquiries:

D.J. Noble, Chairman
(515) 457-1703, dnoble@american-equity.com

Debra J. Richardson, Senior Vice President
(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman
(515) 457-1813, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

				Dividend
	High	Low	Close	Declared
2008
First Quarter	$10.21	$6.82	$9.28	$0.00
Second Quarter	$11.63	$7.61	$8.15	$0.00
Third Quarter	$10.75	$7.27	$7.50	$0.00

2007
First Quarter	$14.07	$12.17	$13.13	$0.00
Second Quarter	$13.97	$11.37	$12.08	$0.00
Third Quarter	$12.55	$9.51	$10.65	$0.00
Fourth Quarter	$11.25	$8.09	$8.29	$0.06

2006
First Quarter	$14.34	$12.76	$14.34	$0.00
Second Quarter	$14.60	$10.66	$10.66	$0.00
Third Quarter	$12.55	$10.07	$12.27	$0.00
Fourth Quarter	$13.44	$11.90	$13.03	$0.05

Transfer Agent:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2008

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Mark Finkelstein
Fox-Pitt Kelton
Cochran Caronia Waller
(312) 425-4079
mfinkelstein@ccwco.com

Elizabeth C. Malone
KeyBanc Capital Markets
(917) 368-2230
bmalone@keybanccm.com

Keith F. Walsh
Citigroup Investment Research
(212) 816-5452
keith.f.walsh@citigroup.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com